Exhibit  99.1

* Prior to 2004, historical data do not reflect certain accounting standards that were adopted at later dates.

Quarter Ended	Pretax Income
09/30/01	156.0
12/31/01	42.8
03/31/02	25.9
06/30/02	47.3
09/30/02	134.4
12/31/02	140.8
03/31/03	40.2
06/30/03	161.9
09/30/03	103.7
12/31/03	58.5
03/31/04	138.9
06/30/04	56.6
09/30/04	58.1
12/31/04	36.4
03/31/05	149.5
06/30/05	134.0
09/30/05	123.5
12/31/05	162.3
03/31/06	215.4
06/30/06	164.4
09/30/06	220.1
12/31/06	161.7
03/31/07	190.3
06/30/07	164.5
09/30/07	307.9
12/31/07	268.7
03/31/08	374.0
06/30/08	259.3